Housing Loans and Deposits from Customers in the Banking Business (Aggregate Amounts of Annual Maturities of Time Deposits with Remaining Term of More Than One Year) (Detail) ¥ in Millions	Mar. 31, 2016 JPY (¥)
Interest-bearing Deposit Liabilities [Abstract]
2018	¥ 13,882
2019	9,101
2020	9,982
2021	13,750
2022	8,626
Later fiscal years	51,827
Total	¥ 107,168